UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 18, 2014

AS SEEN ON TV, INC.
(Exact name of registrant as specified in its charter)
Florida	000-53539	80-0149096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14044 Icot Boulevard Clearwater, Florida 33760 (Address of principal executive offices) (Zip Code) (727) 230-1031 Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2014, Mary Mather resigned from the board of directors of the Company and its subsidiaries effective November 18, 2014, and resigned as an employee (and as an officer) of the Company and its subsidiaries effective November 30, 2014. Pursuant to Ms. Mather’s resignation the Company agreed to waive her non-competition and non-solicitation covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AS SEEN ON TV, INC.

By:	/s/ Robert DeCecco
Robert DeCecco
Chief Executive Officer

Date: November 19, 2014

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